Credit Suisse First Boston Mortgage Securities Corp.	Contact:
Home Equity Pass-Through Certificates, HEAT Series 2005-4	Kristy Frideres
Account Administrator
651-495-2124
STATEMENT TO CERTIFICATEHOLDERS	kristy.frideres@usbank.com
Section 4.04 of the PSA, dated June 1, 2005

Distribution Date:	27-Dec-05

		Original	Beginning				Interest		Ending
		Certificate	Certificate	Principal	Interest	Realized Loss	Shortfall	Total	Certificate
Class	Cusip	Face Value	Balance (1)	Distribution	Distribution	of Principal	Amount	Distribution	Balance (1)
1-A-1	437084LD6	$385,000,000.00	$340,693,194.76	$7,625,604.24	$1,335,138.78	N/A	$0.00	$8,960,743.02	$333,067,590.52
1-A-2	437084LE4	$96,250,000.00	$85,173,298.69	$1,906,401.06	$336,813.08	N/A	$0.00	$2,243,214.14	$83,266,897.63
2-A-1	437084LF1	$265,750,000.00	$211,654,470.00	$15,547,661.53	$805,933.19	N/A	$0.00	$16,353,594.72	$196,106,808.47
2-A-2	437084LG9	$162,000,000.00	$162,000,000.00	$0.00	$637,020.00	N/A	$0.00	$637,020.00	$162,000,000.00
2-A-3	437084LH7	$16,750,000.00	$16,750,000.00	$0.00	$67,651.39	N/A	$0.00	$67,651.39	$16,750,000.00
A-IO-S	437084LW4	$1,150,000,100.00	$1,046,446,071.12	$0.00	$104,840.69	N/A	$0.00	$104,840.69	$1,022,948,956.72
M-1	437084LL8	$41,975,000.00	$41,975,000.00	$0.00	$172,517.25	$0.00	$0.00	$172,517.25	$41,975,000.00
M-2	437084LM6	$38,525,000.00	$38,525,000.00	$0.00	$158,680.19	$0.00	$0.00	$158,680.19	$38,525,000.00
M-3	437084LN4	$24,725,000.00	$24,725,000.00	$0.00	$102,498.86	$0.00	$0.00	$102,498.86	$24,725,000.00
M-4	437084LP9	$21,850,000.00	$21,850,000.00	$0.00	$93,105.28	$0.00	$0.00	$93,105.28	$21,850,000.00
M-5	437084LQ7	$19,550,000.00	$19,550,000.00	$0.00	$84,173.61	$0.00	$0.00	$84,173.61	$19,550,000.00
M-6	437084LR5	$18,400,000.00	$18,400,000.00	$0.00	$80,367.11	$0.00	$0.00	$80,367.11	$18,400,000.00
M-7	437084LS3	$16,675,000.00	$16,675,000.00	$0.00	$79,650.92	$0.00	$0.00	$79,650.92	$16,675,000.00
B-1	437084LT1	$15,525,000.00	$15,525,000.00	$0.00	$75,813.75	$0.00	$0.00	$75,813.75	$15,525,000.00
B-2	437084LU8	$12,650,000.00	$12,650,000.00	$0.00	$66,271.94	$0.00	$0.00	$66,271.94	$12,650,000.00
B-3	437084LV6	$12,650,000.00	$12,650,000.00	$0.00	$80,889.72	$0.00	$0.00	$80,889.72	$12,650,000.00
P	437084LY0	$50.00	$50.00	$0.00	$422,528.93	$0.00	$0.00	$422,528.93	$50.00
X	437084LX2	$1,150,000,100.00	$1,046,446,071.12	$0.00	$326,054.00	N/A	$0.00	$326,054.00	$1,022,948,956.72
R	437084LJ3	$25.00	$0.00	$0.00	$0.00	N/A	$0.00	$0.00	$0.00
R-II	437084LK0	$25.00	$0.00	$0.00	$0.00	N/A	$0.00	$0.00	$0.00
Total		$1,148,275,050.00	$1,038,795,963.45	$25,079,666.83	$5,029,948.69	$0.00	$0.00	$30,109,615.52	$1,013,716,296.62

(1) Classes A-IO-S and X are IO Certs, and the Balances reflected for these Certs are Notional Amounts

			Interest		Ending		Current
	Principal	Interest	Carry-forward	Total	Certificate		Pass-Through
Class	Distribution	Distribution	Amount	Distribution	Balance	Class	Interest Rate
1-A-1	19.80676426	$3.46789294	$0.00000000	$23.27465719	$865.11062473	1-A-1	4.40875%
1-A-2	19.80676426	$3.49935668	$0.00000000	$23.30612094	$865.11062473	1-A-2	4.44875%
2-A-1	58.50484113	$3.03267428	$0.00000000	$61.53751541	$737.93719086	2-A-1	4.28375%
2-A-2	0.00000000	$3.93222222	$0.00000000	$3.93222222	$1,000.00000000	2-A-2	4.42375%
2-A-3	0.00000000	$4.03888896	$0.00000000	$4.03888896	$1,000.00000000	2-A-3	4.54375%
A-IO-S	0.00000000	$0.09116581	$0.00000000	$0.09116581	$889.52075458	A-IO-S	0.12022%
M-1	0.00000000	$4.11000000	$0.00000000	$4.11000000	$1,000.00000000	M-1	4.62375%
M-2	0.00000000	$4.11888877	$0.00000000	$4.11888877	$1,000.00000000	M-2	4.63375%
M-3	0.00000000	$4.14555551	$0.00000000	$4.14555551	$1,000.00000000	M-3	4.66375%
M-4	0.00000000	$4.26111121	$0.00000000	$4.26111121	$1,000.00000000	M-4	4.79375%
M-5	0.00000000	$4.30555550	$0.00000000	$4.30555550	$1,000.00000000	M-5	4.84375%
M-6	0.00000000	$4.36777772	$0.00000000	$4.36777772	$1,000.00000000	M-6	4.91375%
M-7	0.00000000	$4.77666687	$0.00000000	$4.77666687	$1,000.00000000	M-7	5.37375%
B-1	0.00000000	$4.88333333	$0.00000000	$4.88333333	$1,000.00000000	B-1	5.49375%
B-2	0.00000000	$5.23888854	$0.00000000	$5.23888854	$1,000.00000000	B-2	5.89375%
B-3	0.00000000	$6.39444427	$0.00000000	$6.39444427	$1,000.00000000	B-3	6.18321%
P	0.00000000	$8,450,578.60000000	$0.00000000	$8,450,578.60000000	$1,000.00000000	R	4.39375%
X	0.00000000	$0.28352519	$0.00000000	$0.28352519	$889.52075458	R-II	4.39375%
						LIBOR	4.19375%
For additional information regarding the Mortgage Loans serviced by Select Portfolio Servicing, Inc., please contact Select Portfolio Servicing, Inc. at csfbdeals@spservicing.com.

Credit Suisse First Boston Mortgage Securities Corp.	Contact:
Home Equity Pass-Through Certificates, HEAT Series 2005-4	Kristy Frideres
Account Administrator
651-495-2124
STATEMENT TO CERTIFICATEHOLDERS	kristy.frideres@usbank.com
Section 4.04 of the PSA, dated June 1, 2005

Distribution Date:	27-Dec-05

		GROUP 1	GROUP 2	TOTAL
(i)	Principal Distributions:
	Beginning Balance	545,540,714.36	500,905,356.76	1,046,446,071.12
	Scheduled Principal	399,614.71	279,580.92	679,195.63
	Prepayments (Includes Curtailments)	8,523,831.60	14,275,459.56	22,799,291.16
	Net Liquidation Proceeds	0.00	0.00	0.00
	Loan Purchase Prices	0.00	0.00	0.00
	Total Principal Remittance	8,923,446.31	14,555,040.48	23,478,486.79
	Net Realized Losses	0.00	18,627.61	18,627.61
	Ending Balance	536,617,268.05	486,331,688.67	1,022,948,956.72
	Ending Count	4,481	2,834	7,315

(ii)	Aggregate Ending Collateral Balance	536,617,268.05	486,331,688.67	1,022,948,956.72

(iii)	Ending Overcollateralization Amount	9,232,660.10

(iv)	Prefunding Account:
	Beginning Balance	0.00	0.00	0.00
	Subsequent Transfer	0.00	0.00	0.00
	Added to available certificate principal	0.00	0.00	0.00
	Amount on Deposit in Prefunding Account	0.00	0.00	0.00

(v)	Interest Distributions:
	Scheduled Interest - Net of Serv Fee & LPMI & Dividend Rewards	3,062,092.25	2,807,293.32	5,869,385.57
	Less Relief Act Interest Shortfall	0.00	0.00	0.00
	Less Net Prepayment Interest Shortfall	0.00	0.00	0.00
		3,062,092.25	2,807,293.32	5,869,385.57
(vi)	Capitalized Interest Account:
	Beginning Balance			0.00
	less: Capitalized Interest Requirement	0.00	0.00	0.00
	less: Withdrawal of Overfunded Interest Amount to Depositor			0.00
	Ending Balance			0.00

(vi)	Servicing Fee	180,062.59	151,032.54	331,095.13
	Trustee Fee	1,272.93	1,168.78	2,441.71
	Credit Risk Manager Fee	7,501.18	6,887.45	14,388.63
	Excess Servicing Fee	47,162.81	57,677.88	104,840.69
	LPMI	0.00	0.00	0.00

Credit Suisse First Boston Mortgage Securities Corp.	Contact:
Home Equity Pass-Through Certificates, HEAT Series 2005-4	Kristy Frideres
Account Administrator
651-495-2124
STATEMENT TO CERTIFICATEHOLDERS	kristy.frideres@usbank.com
Section 4.04 of the PSA, dated June 1, 2005

Distribution Date:	27-Dec-05

(viii)	Advances	Current Aggregate Advances as of determination date	1,346,645.31
		Outstanding Aggregate Advances as of end of prior calendar month	1,377,197.54

(x)	Delinquency Information
		30-59 days delinquent		60-89 days delinquent		90 or more days delinquent
		Count	Balance	Count	Balance	Count	Balance
	Group 1	148	15,937,233.42	71	6,293,646.91	12	1,294,105.27
	Group 2	120	15,231,802.27	44	4,712,513.98	27	2,925,484.89
	Total	268	31,169,035.69	115	11,006,160.89	39	4,219,590.16
	*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

	Outstanding Loans		Foreclosure		Bankruptcy		REO
	Count	Balance	Count	Balance	Count	Balance	Count	Balance	Market Value
Group 1	4,481	536,617,268.05	24	2,592,733.04	31	4,038,861.74	0	0.00	0.00
Group 2	2,834	486,331,688.67	26	5,302,231.53	25	3,243,554.24	1	30,940.46	0.00
Total	7,315	1,022,948,956.72	50	7,894,964.57	56	7,282,415.98	1	30,940.46	0.00

(xi)	Number of Loans for which Prepayment Premiums were collected	72
	Principal Balance of Loans for which Prepayment Premiums were collected	14,144,025.58
	Current amount of Prepayment Premiums	422,528.93

(xii)	Current Delinquency Rate (60+days)	2.97513%
	Rolling Three Month Delinquency Rate (60+days)	2.07365%

(xiii)	Number of Loans Repurchased	0
	Principal Balance of Loans Repurchased	0.00

(xiv)	Realized Losses incurred during the related Due Period	18,627.61
	Cumulative Realized Losses since Startup Day	41,684.08

(xv)	Weighted Average Term to Maturity of Mortgage Loans	349
	Weighted Average Gross Coupon of Mortgage Loans	7.11475%
	Weighted Average Net Coupon of Mortgage Loans	6.59548%

Credit Suisse First Boston Mortgage Securities Corp.	Contact:
Home Equity Pass-Through Certificates, HEAT Series 2005-4	Kristy Frideres
Account Administrator
651-495-2124
STATEMENT TO CERTIFICATEHOLDERS	kristy.frideres@usbank.com
Section 4.04 of the PSA, dated June 1, 2005

Distribution Date:	27-Dec-05

(xvi)	Aggregate number of Mortgage Loans in the pool	7,315

(xvii)	Insured Payment on Class A	0.00

(xviii)	Senior Enhancement Percentage	21.99588%

(xix)	Deposit to Basis Risk Reserve Fund	0.00
	Basis Risk Reserve Fund Balance	0.00

(xxiii)	Ending Scheduled Balance of loans serviced by Wells	418,301,102.35
	Ending Scheduled Balance of loans serviced by SPS	604,647,854.37
		1,022,948,956.72

(xxiii)	Number of Designated Mortgage Loans in which a WFBNA transfer has occurred	0
	Balance of Designated Mortgage Loans in which a WFBNA transfer has occurred	0.00

(xxiv)	Number of Designated Mortgage Loans in which a WFBNA transfer has not occurred	0
	Balance of Designated Mortgage Loans in which a WFBNA transfer has not occurred	0.00

(xxii)	Supplemental Interest Account
	Beginning Balance	0.00
	Deposit	356,044.57
	Withdrawal paid to Swap Provider	0.00
	Withdrawal to cover Current/Carryforward Interest	0.00
	Withdrawal to cover Deferred Amounts	0.00
	Withdrawal to cover Realized Losees	18,627.61
	Withdrawal to cover Basis Risk	11,362.96
	Withdrawal to pay Class X	326,054.00
	Ending Balance	0.00

Trust Swap Payment from Trust	3,519,986.17
Swap Counterparty Payment to Trust	3,876,030.74
Net Trust Swap Payment paid to Swap Counterparty	0.00
Net Counterparty Payment paid to Trust	356,044.57
Swap Termination Payment	0.00